UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 1, 2009

TNS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32033	36-4430020
(Commission File Number)	(IRS Employer Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia	20191-1406
(Address of Principal Executive Offices)	(Zip Code)

(703) 453-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of TNS, Inc. (the “Company”), which was originally filed with the Securities and Exchange Commission on May 4, 2009, is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which was excluded from the original Form 8-K pursuant to Items 9.01(a) and 9.01(b).  Except as described in this Explanatory Note, no other information in the original Form 8-K is modified or amended hereby.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the original Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited combined balance sheets of the Communications Services Group of VeriSign, Inc. as of December 31, 2008 and 2007 and the related combined statements of operations, changes in net parent investment and cash flows for the years ended December 31, 2008, 2007 and 2006 required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements related to our acquisition of VeriSign’s Communications Services Group required by Item 901(b) of Form 8-K are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits

23.1                           Consent of KPMG LLP

99.1                           Audited combined balance sheets of the Communications Services Business Group of VeriSign, Inc. as of December 31, 2008 and 2007 and the related combined statements of operations, changes in net parent investment and cash flows for the years ended December 31, 2008, 2007 and 2006.

99.2                           Unaudited pro forma condensed consolidated financial information of the Company giving effect to the acquisition of VeriSign’s Communications Services Group and the related financing transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: July 15, 2009	/s/ Henry H. Graham, Jr.
	By:	Henry H. Graham, Jr.
	Its:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP

99.1

Audited combined balance sheets of the Communications Services Group of VeriSign, Inc. as of December 31, 2008 and 2007 and the related combined statements of operations, changes in net parent investment and cash flows for the years ended December 31, 2008, 2007 and 2006

99.2	Unaudited pro forma condensed consolidated financial information of the Company giving effect to the acquisition of VeriSign’s Communications Services Group and the related financing transactions